UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2002

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-1861                        65-1051192
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
                                incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1390

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Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release reporting that CIT Group Inc. entered into a new 364-day bank credit facility, in an aggregate principal amount of $2.3 billion, on October 15, 2002. Simultaneous with entering into the new 364-day bank credit facility, CIT also agreed to amend its outstanding 5-year bank credit facilities to adjust pricing.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press release issued by CIT Group Inc. on October 17, 2002.

99.2 $2,300,000,000 364-Day Credit Agreement, dated as of October 15, 2002, among CIT Group Inc., the banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities, Inc., as sole lead arranger and bookrunner, JPMorgan Chase Bank, as administrative agent, and Barclays Bank PLC, Bank of America, N.A. and Citibank, as syndication agents.

99.3 First Amendment, dated as of October 7, 2002, to the 5-Year Credit Agreement, dated as of March 28, 2000, amount CIT Group Inc. (formerly known as The CIT Group, Inc.), the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc. (formerly known as Chase Securities Inc.), as sole arranger and book manager, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and Mizuho Corporate Bank, Ltd. (formerly known as The Dai-Ichi Kangyo Bank, Limited), as syndication agents, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent.

99.4 Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (formerly known as AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (formerly known as Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as syndication agent, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as co-documentation agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as arrangers.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ Joseph M. Leone
                                           -----------------------------
                                       Joseph M. Leone
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Accounting and
                                       Financial Officer)

Dated: October 17, 2002


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